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                           FOR OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                MAIL FORWARDING SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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            INDEPENDENT REPRESENTATIVE INFORMATION - SERVICE SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                 SERVICE ORDERED
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FUTURE MAIL TO BE FORWARDED FROM:
_____     3111 N. TUSTIN STREET, SUITE 280, ORANGE, CA 92865
_____     3900 PARADISE ROAD, SUITE 120, LAS VEGAS, NV 89109

_____     MAIL FORWARDING SERVICE - $25 SETUP, $9.95 MONTHLY
          o    Packages  and  Overnight   Deliveries  will  be  forwarded  on  a
               case-by-case basis and will be billed upon receipt of the package.

TOTAL AMOUNT TO BE CHARGED:       SETUP $__ __.__ __      MONTHLY $__ __.__ __
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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER
                        REQUIRED CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby  accept these terms and  conditions.  Unless  otherwise  requested,  in writing, all mail will be forwarded to the address specified in the "Required Customer Information." The service fee is a monthly charge and continuance is automatic. MSTG Solutions, Inc. is not responsible for any lost documents or mailings. I must inform MSTG Solutions, Inc., in writing, within 30 days before the date of the next billing date to cancel the service. I acknowledge that by completing this form, I hereby waive my three-day right of rescission for setup costs, if applicable.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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